February 29, 2012

Summary

Prospectus

Legg Mason

BW Absolute

Return Opportunities

Fund

Class : Ticker Symbol

A	: LROAX
C	: LROCX
FI
R
I : LROIX
IS

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated February 29, 2012, as may be amended or supplemented, the fund’s statement of additional information, dated February 29, 2012, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Positive returns that are independent of market cycles.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 44 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	2.25	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time) (%)	Generally, none	None	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.65	0.65	0.65	0.65	0.65	0.65
Distribution and/or service (12b-1) fees	0.25	0.75	0.25	0.50	None	None
Other expenses[2]	0.91	0.89	1.07	1.07	0.92	0.87
Total annual fund operating expenses	1.81	2.29	1.97	2.22	1.57	1.52
Fees waived and/or expenses reimbursed[3]	(0.61)	(0.59)	(0.77)	(0.77)	(0.72)	(0.77)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.20	1.70	1.20	1.45	0.85	0.75

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI, R and IS shares are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20%, 1.70%, 1.20%, 1.45%, 0.85% and 0.75% for Class A, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ (the “Board”) consent. The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	345	725	1,129	2,256
Class C (with or without redemption at end of period)	173	659	1,172	2,580
Class FI (with or without redemption at end of period)	122	544	991	2,234
Class R (with or without redemption at end of period)	148	621	1,120	2,494
Class I (with or without redemption at end of period)	87	425	787	1,807
Class IS (with or without redemption at end of period)	77	405	757	1,748

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover indicates higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal period ended October 31, 2011, the fund’s portfolio turnover rate was 105% (not annualized) of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the Fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed income securities and currencies. The fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds; currencies; and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures. The portfolio managers endeavor to outperform the return of the 3-Month U.S. Treasury Bill by 300 basis points on a rolling 36-month basis, although there can be no assurance this rate of return will be achieved (the fund’s performance will not take into account sales charges or shareholder taxes, but will take into account fund expenses).

In making investment decisions on behalf of the fund, the portfolio managers apply a top-down, macro-driven investment process and invest where they believe opportunities exist with respect to interest rate levels and currency valuations. Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries, that the portfolio managers believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates or currencies that the portfolio managers believe are overvalued, will fall in value and can potentially generate absolute returns. The portfolio managers consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. The portfolio managers also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

The fund typically has significant exposure to foreign currencies and foreign countries. The fund may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. Normally, not more than 20% of the fund’s assets are invested in securities or issuers in any one foreign country, other than the United States, Canada, the United Kingdom, Japan, Australia and member countries of the European Union, or denominated in any one currency, other than the U.S. dollar, the Canadian dollar, the pound, the euro, the Australian dollar or the yen.

The fund may invest in the debt and currencies of sovereign nations, as well as derivative instruments and fixed income securities that offer exposure to interest rates of sovereign nations. The fund may also invest in corporate bonds and other fixed income securities. The portfolio managers intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the adviser to be of comparable quality. The fund will invest in both investment grade and below investment grade securities and currencies of developed and emerging countries. Fixed income securities rated below investment grade are commonly known as “junk bonds.” Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the adviser to be of comparable credit quality. Fixed income securities in which the fund may invest are debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index linked securities and municipal bonds); debt securities of supranational organizations such as bonds debentures and freely transferable promissory notes; corporate debt securities, including debentures, bonds (including zero coupon bonds), convertible and non-convertible notes, commercial paper, certificates of deposits, freely transferable promissory notes and bankers acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; mortgage-backed securities (including collateralized debt obligations); asset-backed securities; emerging markets debt; and high yield debt (often called “junk bonds”).

The weighted average effective duration of the fund’s portfolio, including derivatives, is expected to range from -5 to +5 years. The fund may have a negative weighted average effective duration due to holding certain instruments that have negative effective duration, such as through the use of derivative instruments.

The fund achieves certain investment exposures, including short positions, primarily through derivative transactions, including foreign currency forwards, bond futures, interest rate futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, including cross hedges, options and options on futures and warrants. The Fund may use derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The fund’s use of derivatives may be extensive. However, the notional principal of the fund’s aggregate net short currency exposure will not be lower than -70% of the fund’s total assets. When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations.

The fund will take temporary defensive and cash management positions; in such a case, the fund may not be pursuing its principal investment strategies and may not achieve its investment objective. The fund may enter into repurchase agreements and reverse repurchase agreements for cash management purposes.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. In addition, the market prices of fixed income securities held by the fund may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration fixed income securities. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse and it is difficult to predict their magnitude or duration. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the attractiveness, value of or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect or if different market sectors or issuers do not perform relative to one another in the way the portfolio managers anticipate. In addition, the investment models used by the portfolio managers to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment. The interplay of these factors may change from their historical patterns due to the financial crisis that began in 2008. Although the portfolio managers may attempt to hedge or protect against fund losses, there is no assurance that their judgment about whether and when to do so will be correct, or that hedges will succeed. Hedging strategies may not always work as intended, and in specific cases the fund may be worse off than if it had not used such strategies.

Absolute return strategy risk. The fund uses a variety of investment strategies, sometimes referred to as absolute return strategies, to try to preserve capital while maximizing absolute returns. The portfolio managers do not attempt to keep the portfolio structure or the fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of absolute return strategies is typically substantially independent of longer term movements in the stock and bond markets. Interest rate levels and currency valuations will not always respond as the portfolio managers' expect and portfolio securities may remain over- or under-valued. Because a significant portion of the fund’s assets may be invested in a particular geographic region or country, the value of fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that is not so invested.

Liquidity risk. Some securities held by the fund may be difficult to sell, or be illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a price lower than the portfolio managers believe is appropriate. If the fund is unable to sell a deteriorating security because the market is illiquid, losses may be magnified.

Leveraging risk. Use of leverage magnifies the effects of changes in the value of the fund’s investments and makes such investments more volatile. The fund may also have to sell assets at inopportune times to satisfy repayment obligations.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. Many issuers of debt securities have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, any reinvestment of the proceeds would be at then-current yields, which would be lower than the yield on the security that was paid off. The fund may also lose any premium it paid on the security.

Mortgage-backed and asset-backed securities. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

Extension risk. If interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated by the market. Since changes in interest rates have a greater effect on the prices of longer-term securities, this extension in the securities’ effective maturity magnifies the price decline caused by the increase in interest rates.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments have defaulted on principal and interest payments.

Emerging markets risk. The risks of foreign investment are greater for investments in issuers in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Lower trading volumes may result in a lack of liquidity and increased price volatility. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund will also incur currency conversion costs.

Derivatives risk. Using derivatives, especially for non-hedging purposes, involves a significant risk of loss to the fund and can reduce opportunities for gains when market prices, interest rates, currency rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Using derivatives may also have adverse tax consequences for the fund’s shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Credit default swap contracts, a type of derivative instrument, involve special risks, including leverage risks, liquidity risks and increased credit risk, and may result in sudden and substantial losses to the fund. They may also be difficult to value.

Currency derivatives risk. Currency futures, forwards or options may not always work as intended, and in specific cases the fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the portfolio managers may determine not to hedge its currency risks.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund's assets may, in some circumstances, limit the portfolio managers’ flexibility.

Short positions risk. The fund may suffer significant losses if assets on which the fund holds a short position appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short transaction. While the possible loss on a security that is purchased is limited to the price paid for the security, there is no limit on the amount of loss on a security on which the fund holds a short position.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Funds of funds investments risk. The fund may be an investment option for other Legg Mason-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

*    *    *

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The fund commenced operations on February 26, 2011; therefore, it does not have a calendar’s year worth of performance to report. Accordingly, performance charts are not included.

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Brandywine Global Investment Management, LLC

Portfolio managers: Stephen S. Smith and David F. Hoffman, CFA, have been the fund’s Portfolio Managers since 2011. John P. McIntyre, CFA has been the fund’s Portfolio Manager/Senior Research Analyst since 2012 and was the fund’s Associate Portfolio Manager/Senior Research Analyst from 2011-2012. Brian R. Hess has been the fund’s Associate Portfolio Manager/Senior Research Analyst since 2012.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None	N/A
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

(This page intentionally left blank.)

FD02534SP 02/12